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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           June 15, 1999

                              THE IT GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

          Delaware                  1-9037                  33-0001212
(State or Other Jurisdiction     (Commission              (IRS Employer
     of Incorporation)           File Number)            Identification No)

     2790 Mosside Boulevard
   Monroeville, Pennsylvania                                15146-2792
(Address of Principal Executive                             (Zip Code)
           Offices)

Registrant's telephone number, including area code    (412) 372-7701

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.  Acquisition or Disposition of Assets.

     On June 15, 1999, The IT Group, Inc., a Delaware corporation ("IT"), announced the completion of its previously announced cash tender offer by Seismic Acquisition Corporation, a California corporation and a wholly owned subsidiary of IT ("Seismic"), to purchase all of the issued and outstanding shares (the "Shares") of the common stock, no par value per Share, of EMCON, a California corporation ("EMCON"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated as of May 17, 1999, and the related Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"), at a price of $6.75 per Share, net to each seller in cash, without interest (the "Offer Price").

     The Offer expired at 12:00 Midnight, New York City time, on Monday, June 14, 1999. Based on preliminary information provided by the depositary for the Offer, as of the expiration of the Offer, 7,864,301 Shares (which includes 83,516 Shares tendered by means of guaranteed deliveries) were properly tendered and not withdrawn pursuant to the Offer. On June 15, 1999, Seismic accepted for payment, and notified the depositary to promptly pay for, all of the tendered Shares at the Offer Price. Upon the consummation of the Offer, Seismic owned approximately 94.2% of the Shares.

     After the consummation of the Offer on June 15, 1999, Seismic merged with and into EMCON as the second step in the two-step transaction pursuant to the previously announced Agreement and Plan of Merger, dated as of May 10, 1999, among IT, Seismic and EMCON (the "Merger Agreement"). EMCON was the surviving corporation after the Merger and is now a wholly owned subsidiary of IT.

     At the effective time of the Merger (the "Effective Time"), each issued and outstanding Share not tendered in the Offer (other than Shares held by IT, Seismic, EMCON or any of their direct or indirect subsidiaries, which were canceled and retired without any payment with respect thereto, and Shares with respect to which the holder properly exercised such holder's appraisal rights in accordance with the California General Corporation Law) was canceled and converted into, and became exchangeable for, the Offer Price.

     Financing for the Offer was provided under a Credit Agreement entered into on February 25, 1998 by IT, IT Corporation, a wholly owned subsidiary of IT ("ITC"), and certain other direct and indirect subsidiaries of IT, as amended and restated as of June 11, 1998, and as further amended as of September 16, 1998, October 26, 1998 and March 5, 1999 (as the same may be amended, restated, modified or supplemented from time to time, the "Credit Agreement"), with the financial institutions party thereto. Approximately $73 million of proceeds from revolving credit loans made to ITC were made available to Seismic and will be used by Seismic to pay for Shares accepted for payment in the Offer and for certain expenses and costs related to the Offer and the related Merger.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired.

        It is impracticable to file the historical financial information required by Item 7(a) of Form 8-K at this time. Such historical financial information will be filed or incorporated by reference when available, but in no event later than August 16, 1999.

(b)  Pro Forma Financial Information.

        It is impracticable to file the pro forma financial information required by Item 7(b) of Form 8-K at this time. Such pro forma financial information will be filed or incorporated by reference when available, but in no event later than August 16, 1999.

(c)  Exhibits.


Exhibit No.                            Description
-----------                            -----------

    99.1 Press Release issued by IT, dated June 15, 1999, announcing the expiration of the Offer, the acceptance for payment of Shares and the plan to consummate the Merger.(1)

    99.2 Amended and Restated Credit Agreement, dated as of June 11, 1998, among IT, ITC, OHM Corporation ("OHM"), OHM Remediation Services Corp. ("OHMRSC") and Beneco Enterprises, Inc. ("Beneco"), the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, Citicorp USA, Inc., in its capacity as administrative agent (the "Administrative Agent"), BankBoston, N.A., in its capacity as documentation agent (the "Documentation Agent") and Credit Lyonnais, New York Branch, and Royal Bank of Canada, as co-agents (the "Co-Agents").(2)

    99.3 First Amendment to Credit Agreement, dated as of September 16, 1998, among IT, ITC, OHM, OHMRSC and Beneco, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, the Administrative Agent, the Documentation Agent and the Co-Agents.(3)

    99.4 Second Amendment to Credit Agreement, dated as of October 26, 1998, among IT, ITC, OHM, OHMRSC and Beneco, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, the Administrative Agent, the Documentation Agent and the Co-Agents.(4)

    99.5 Third Amendment to Credit Agreement dated as of March 5, 1999, among IT, ITC, OHM, OHMRSC and Beneco, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, the Administrative Agent, the Documentation Agent and the Co-Agents.(5)

-------------------------------------

(1) Filed as Exhibit (a)(11) to the Tender Offer Statement on Schedule 14D-1, Amendment No. 2, filed by IT on June 15, 1999.

(2) Filed as Exhibit 99.1 to the Current Report on Form 8-K filed by IT on June 18, 1998 and incorporated herein by reference.

(3) Filed as Exhibit (b)(3) to the Tender Offer Statement on Schedule 14D-1 filed by IT on November 3, 1998 and incorporated herein by reference.

(4) Filed as Exhibit (b)(4) to the Tender Offer Statement on Schedule 14D-1 filed by IT on November 3, 1998 and incorporated herein by reference.

(5) Filed as Exhibit 10(ii)(4) to the Transition Report on Form 10-K filed by IT for the transition period from March 28, 1998 to December 25, 1998 and incorporated herein by reference.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE IT GROUP, INC.

Date: June 18, 1999           By:  /s/ James G. Kirk
                                 ---------------------------------------
                              Name:  James G. Kirk
                              Its:   Vice President, General Counsel and
                                     Secretary
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                                 EXHIBIT INDEX




Exhibit No.                            Description
-----------                            -----------

    99.1 Press Release issued by IT, dated June 15, 1999, announcing the expiration of the Offer, the acceptance for payment of Shares and the plan to consummate the Merger.(1)

    99.2 Amended and Restated Credit Agreement, dated as of June 11, 1998, among IT, ITC, OHM Corporation ("OHM"), OHM Remediation Services Corp. ("OHMRSC") and Beneco Enterprises, Inc. ("Beneco"), the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, Citicorp USA, Inc., in its capacity as administrative agent (the "Administrative Agent"), BankBoston, N.A., in its capacity as documentation agent (the "Documentation Agent") and Credit Lyonnais, New York Branch, and Royal Bank of Canada, as co-agents (the "Co-Agents").(2)

    99.3 First Amendment to Credit Agreement, dated as of September 16, 1998, among IT, ITC, OHM, OHMRSC and Beneco, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, the Administrative Agent, the Documentation Agent and the Co-Agents.(3)

    99.4 Second Amendment to Credit Agreement, dated as of October 26, 1998, among IT, ITC, OHM, OHMRSC and Beneco, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, the Administrative Agent, the Documentation Agent and the Co-Agents.(4)

    99.5 Third Amendment to Credit Agreement dated as of March 5, 1999, among IT, ITC, OHM, OHMRSC and Beneco, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, the Administrative Agent, the Documentation Agent and the Co-Agents.(5)

--------------------------------------

(1) Filed as Exhibit (a)(11) to the Tender Offer Statement on Schedule 14D-1, Amendment No. 2, filed by IT on June 15, 1999.

(2) Filed as Exhibit 99.1 to the Current Report on Form 8-K filed by IT on June 18, 1998 and incorporated herein by reference.

(3) Filed as Exhibit (b)(3) to the Tender Offer Statement on Schedule 14D-1 filed by IT on November 3, 1998 and incorporated herein by reference.

(4) Filed as Exhibit (b)(4) to the Tender Offer Statement on Schedule 14D-1 filed by IT on November 3, 1998 and incorporated herein by reference.

(5) Filed as Exhibit 10(ii)(4) to the Transition Report on Form 10-K filed by IT for the transition period from March 28, 1998 to December 25, 1998 and incorporated herein by reference.